                                                                  EXHIBIT 10(ii)


         AGREEMENT dated as of October 18, 1996, by and among CREATIVE LEARNING PRODUCTS, INC., a New Jersey corporation ("CLP"), and KARDS FOR KIDS, INC., a New Jersey corporation ("KFK"), each having its principal office at 150 Morris Avenue, Springfield, New Jersey 07081, NIGHTWING ENTERTAINMENT GROUP, INC., a Nevada Corporation ("NEG"), having its principal office at 1000 Universal Studios Plaza, Bldg. 22, Suite 202, Orlando, Florida 32819.


                              W I T N E S S E T H:

         WHEREAS, NEG desires to acquire from KFK, and KFK desires to transfer to NEG, all the assets, properties, business and good will of Congress Entertainment ("CE"), a division of a wholly-owned subsidiary of CLP, located at 604 Route 611, P.O. Box 845, Tannersville, Pennsylvania 18372, for the consideration set forth herein from NEG, which acquisition shall simultaneously include the assumption by NEG of all liabilities of CE provided in Schedule "A", all upon the terms and conditions hereinafter set forth.

         WHEREAS, in order to carry out the foregoing objectives, CLP, KFK, and NEG desire to enter into and adopt this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warrants, and agreements herein contained, the parties hereto do hereby agree as follows:

1.       Assets to be Transferred.

         (a) Subject to the terms and conditions set forth herein, on the Closing Date (as hereinafter defined) KFK shall sell, assign, transfer and convey to NEG all of the business, properties, and assets of CH of every kind, nature and description (real, personal and mixed, both tangible and nontangible and every interest therein, wheresoever located, including, with limitation, all rights to the name "Congress Entertainment" and all other names used by CE in its business, which assets of CE shall be free and clear of all security interests, liens, charges and encumbrances, except those liabilities assumed by NEG as set forth in Section 2(b) hereto and as shall be set forth on Schedule "A" to be appended hereto (the "CE Transfer").

2.       Consideration for CE Transfer.

         (a) On the Closing Date, NEG will cause to be issued and delivered to CLP, certificates representing 2,000,000 shares of the Common Stock, par value $.001 (the "NEG Common Stock"), of NEG.

         (b) As further consideration for said assets, NEG and KFK will execute and deliver at the Closing an Assignment and Assumption Agreement, in form reasonably satisfactory to counsel for CLP, pursuant to which NEG shall assume all of the debts and obligations of CE that are specifically set forth in Exhibit "A" to be attached.

         (c) All shares of the NEG Common Stock delivered under this Agreement shall be delivered pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and, accordingly, may not be transferred unless registered under the Act or there is an opinion that the shares may be sold pursuant to an exemption such as Rule 144 pursuant to the Act.

         (d) NEG agrees to use its best efforts to register the shares of the amended Common Stock issued to CLP by the filing of an appropriate Registration Statement on Form S-1 or such other forms as may be appropriate under the Act. The Company will exert its best efforts to obtain effectiveness of such Registration Statement on or prior to the 200th day after the closing.

                  In order to effect the purpose and intent of this Section 2, NEG shall obtain and deliver at the closing, a letter signed by Mr. Philip Cohen, President, and/or other principal shareholders of NEG owning or controlling an aggregate 50.1% or more of the outstanding voting shares of NEG to the effect that said registration will be promptly undertaken.

3.       The Closing.

         The closing of the transactions contemplated by this Agreement shall take place before October 31, 1996 on such date as CLP and NEG may agree (the "Closing Date") at 10:00 A.M., at the offices of CLP or at such other time and place upon which CLP and NEG hereto may agree.

4.       Conditions Precedent.

         (a) NEG agrees, before the Closing, to provide CLP with a copy of the latest draft of NEG's Form 10 or other form registering the NEG Common Stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, and a representation that NEG will become a reporting company and its shares are traded on the Nasdaq OTC Bulletin Board system.

         (b)(i) CLP agrees to allow NEG and its representatives reasonable access to CE's financial data and personnel.

            (ii) CLP will deliver a full, complete and accurate schedule A that will disclose all liabilities to be agreed to and assumed by NEG.

         (c) NEG agrees to use its best efforts to reach an agreement with Charles Staley of CE as it pertains to the account of Publishers Clearing House.

5.       Representations and Warranties.

         In order to induce CLP and KFK to execute and perform this Agreement, NEG does hereby, represent, warrant, and agree (which representations, warranties, and agreements shall be and be designed to be, continuing and survive the execution and delivery of this Agreement and the Closing Date) as follows:

         (a) NEG is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority, corporate and otherwise, and with all licenses, permits, certifications, registrations, approvals, consents and franchises necessary to own or lease and operate its properties and to conduct its business as such business currently is being conducted.

         (b) NEG has the full power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby:

         (c) The execution, delivery and performance of this Agreement by NEG, the consummation by NEG of the transactions herein contemplated and the compliance by NEG with the terms and conditions of this Agreement have been duly authorized by all necessary corporate action.

         (d) This Agreement is the valid and binding obligation of NEG, enforceable in accordance with its terms, subject, as to enforcement or remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies;

         (e) At the closing, all of the shares of the NEG Common Stock to be issued by NEG pursuant to this Agreement shall be deemed to be duly and validly authorized and, when issued to CLP, duly and validly issued, fully paid and nonassessable and free and clear of all federal and state issuance taxes, security interests, liens, claims, encumbrances and charges, subject to NEG's obligation to register the shares under the Act.

6.       CLPI Representations and Warranties.

         In order to induce NEG to execute and perform this Agreement, CLP does hereby represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be, and be deemed to be, continuing and survive the execution and delivery of this Agreement, and the Closing) as follows:

         (a) Each of CLP and KFK is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, CLP's shares are publicly traded on the Nasdaq Small-cap System under the symbol "CLPI" and each of CLP and KFK has full power and authority, corporate and otherwise, and with all licenses, permits, certifications, registrations, approvals, consents and franchises necessary to own or lease and operate its properties and to conduce its business as currently being conducted.

         (b) Each of CLP and KFK has the full power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, including the CE Transfer.

         (c) The execution, delivery and performance of this Agreement by each of CLP and KFK, the consummation by KFK of the transactions herein contemplated and the compliance by each of CLP and KFK with the terms of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly and properly authorized, executed and delivered by CLP and KFK.

         (d) This Agreement is the valid and binding obligation of each CLP and KFK, enforceable in accordance with its terms, subject, as to enforcement or remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and the other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies.

7.       Notices.

         Any and all notices, requests or instructions desired or required to be given by any party hereto to any other party hereto shall be in writing, sent by nationally recognized overnight courier or mailed to the recipient first class, postage prepaid, certified, return receipt requested at the addresses set forth in the introductory paragraph hereof or to such other address as each party may notify the other parties.

8.       Amendments.

         This Agreement may be amended at any time prior to the Closing Date by a writing executed by the respective officers of CLP, KFK and NEG.

9.       Governing Law.

         This Agreement shall be governed by, and constructed in accordance with, the laws of the State of New Jersey applicable to contracts executed and to be fully performed therein and without regard to principles of conflicts of laws.

10.      Effectiveness.

         This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, transferees, heirs, assigns and beneficiaries.

11.      Integration.

         This Agreement (including the Exhibits hereto, the documents and instruments delivered by the parties hereto as herein provided and any other documents executed and delivered or to be executed and delivered pursuant to the provisions of this Agreement as here provided) sets forth the entire agreement among the parties hereto with respect to the subject matter herein contained. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between or among the parties hereto with respect to the subject matter hereof except as herein and in such ancillary documents. This Agreement can only be altered, amended, modified, terminated or rescinded by a writing executed by the party to be charged.

12.      Counterparts.

         This Agreement may be executed in multiple copies, each of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be executed as of the date first above written.


                                             CREATIVE LEARNING
                                             PRODUCTS, INC.


Witness:________________________        By:________________________________
                                           Peter J. Jegou, President

                                        Dated:  October 18, 1996


                                             KARDS FOR KIDS, INC.


Witness: ________________________       By:________________________________
                                           Peter J. Jegou, President

                                        Dated:  October __, 1996

                                        NIGHTWING ENTERTAINMENT
                                        GROUP, INC.


Witness: ________________________       By:________________________________
                                           Philip Cohen, President

                                        Dated:  October 10, 1996